SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K/A


                SECOND AMENDMENT TO CURRENT REPORT
           FILED PURSUANT TO SECTION 12., 13. OR 15(d)




                   JETBORNE INTERNATIONAL, INC.
      (Exact name of Registrant as specified in its charter)


                         AMENDMENT NO. 2

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its amended
Current Report dated April 13, 1998 on Form 8-K/A as set forth in the pages attached hereto;

(List all such items, financial statements, exhibits or other portions amended)

     This Second Amendment to the Current Report on Form 8-K dated April 13, 1998 amends:

Item. 4. Changes in Certifying Accountant to provide details and disclosure of the Registrant's view of the disagreement cited in the letter from the former auditor dated May 7, 1998 and previously filed under this Current Report on Form 8-K/A.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        JETBORNE INTERNATIONAL, INC.


August 4, 1998                          BY:/s/Ephriam Brodatch
                                           Ephriam Brodatch, President


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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                           FORM 8-K/A

                          CURRENT REPORT

                        April 13, 1998
                        (Date of Report)

                     JETBORNE INTERNATIONAL, INC.

Delaware                        0-16039              59-2768257
(State of Other Juris-        (Commission         (IRS Employer Iden-
diction of Incorporation)      File Number)        tification Number)


                     8361 Northwest 64th Street
                        Miami, Florida  33166
             (Address of Principal Executive Offices)   (Zip Code)

                           (305) 591-2999
                  (Registrant's Telephone Number)

                                None
   (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (b) The Registrant has engaged a new independent certifying accountant as its principal accountant to auditthe Company's financial statements. The new auditor, Schmidt, Raines, Trieste, Dickensen & Adams, P.L., with offices in Boca Raton, Florida, was engaged on April 13, 1998. The new independent auditor was engaged specifically as the principal accountant to audit the Registrant's financial statements for the fiscal year ended April 30, 1997 following the prior resignation of the Company's former independent certifying accountant, Norman A. Eliot & Co. The new Auditor has also been engaged to prepare and audit the Company's financial statements for the "stub"-period ending December 31, 1997 coincident with the Company's decision to change its accounting year as previously reported from April 30th to December 31st.

     Neither the Registrant nor anyone on the Registrant's behalf has consulted the newly engaged accountant regarding the application of accounting principles to a specified transaction or with respect to the type of audit opinion that might be rendered on the Registrant's financial statements. There has been no written report or oral advice provided which was a factor considered by the Registrant in reaching a decision on any matter.

     In the Company's view there was no disagreement or any reportable event in connection with the Registrant's change of accountants for the fiscal year ended April 30, 1997 or for the newly determined "stub"-period ended December 31, 1997. The Company, in on-going discussions with its former auditor, disclosed that it had become inclined to change certifying independent accountants following its acquisition as a majority-controlled subsidiary by RADA Electronic Industries, Inc., a publicly-traded Israeli corporation. Following additional discussions in connection with changing the fiscal year, the Company's former auditor noticed resignation and withdrawal from engagements for both years ended April 30, 1996 and April 30, 1997. At the time of such resignation, and on the date hereof, the Registrant has not filed its corresponding Annual Reports on Form 10-K. The Registrant's delinquency in filing those reports was and is not attributable to its former auditor.

     Following receipt of the former auditor's letter of resignation, on April 9 1998, the Company successfully completed negotiations with the former auditor for re-engagement and withdrawal of its resignation with respect to preparation of the Company's audited financial statements for the fiscal year ended April 30, 1996. The Registrant's Annual Report on Form 10-K for the fiscal year ended April 30, 1996 was subsequently filed on May 21, 1998.

     On the other hand, at the end of those latter discussions with the withdrawing auditor, on April 9 1998, the Company determined not to seek its re-engagement for the fiscal period ending April 30, 1997 financial statements. The Company considers this decision, in light of the earlier resignation and lack of subsequent re-engagement, to amount to essentially a mutual understanding between the Registrant and its Auditor to change independent certifying auditors for the fiscal year ended April 30, 1997 and for subsequent periods.

     During the two most recent fiscal years and the subsequent interim period preceding the former auditor's resignation and/or dismissal, from the Registrant's viewpoint, there were no disagreements with the former auditor on any matter of accounting principles or practices, financial statement disclosure or auditing


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scope or procedure which if not resolved to the satisfaction of the former auditor would have caused it to make a reference in connection with its report. On May 7, 1998, however, the former auditor, Norman A. Eliot & Company, sent a letter to the SEC describing a disagreement involving a scope limitation on auditing procedures in connection with Jetborne's inventory purchase from Tasco, a subsidiary of Jetborne's parent company, RADA Electronic Industries, Inc., which limitation would affect the financial statements at April 30, 1997.

     The Company does not believe a scope limitation was imposed. The decision to change auditors beginning with the fiscal year ending April 30, 1997 was made prior to the former auditor completing auditing procedures in connection with the Company's inventory purchase from Tasco. The fact that the former auditor did not perform the procedures established by his firm in connection with this inventory purchase is the result of his firm's resignation/dismissal prior to completion of the April 30, 1997 audit and not a scope limitation on auditing procedures from the Company's viewpoint. The Company believes that if the former auditor had been re-engaged for the audit of the April 30, 1997 Financial Statements, his firm would have been able to perform sufficient auditing procedures to preclude a scope limitation. The circumstances also precluded the Company from resolving the disagreement with the former auditor as the Company never believed, and still does not believe, that a scope limitation had in fact been imposed.

     Following its engagement of new auditors, beginning with the April 30, 1997 audit, the Registrant authorized the former auditor to respond fully to the inquiries of its successor accountant concerning any matter, without limitation of any sort. Without any change on the Registrant's part of any of the foregoing description, the newly engaged auditors did in fact complete their auditing procedures without asserting or raising any question of limitation of auditing scope. Prior to the resignation of the former auditor from engagement by the Registrant, the Registrant's Chairman, Eles Dobronsky, discussed the subject matter of the scope limitation subsequently cited in the former auditor's resignation letter with the former auditor and concluded that the Company had not imposed a scope limitation in the circumstances as reflected in the Forms 8-K originally filed reporting the change of auditors.

     The former auditor's comments in the letter dated May 7, 1998 relative to a scope limitation do not identify the specific procedures he was unable to perform. The Registrant is therefore unable to describe how the Company would have overcome the limitations with the audit of April 30, 1997 Financial Statements. The Registrant is however, able to disclose the information made available to the successor certifying accountants in connection with the Company's inventory purchase from the affiliate.

     On December 30, 1996, the Company purchased one lot of aircraft parts from Tasco, an affiliate subsidiary of its parent, RADA Electronic Industries, Inc., for $2,900,000. At April
30,1997, the inventory was located in Amsterdam, Holland and Quebec, Canada. Documentation provided to the successor certifying accountants relative to the existence and valuation of that inventory consisted of the following:

     1. The Company requested that an independent certified public accountant, who observed the inventory in question in Amsterdam, Holland on or about December 31, 1997,

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          provide the Company and the successor certifying
          accountants with a letter describing his observations and procedures. The stated objectives of the inventory observations were to obtain satisfaction relative to the physical existence and condition of the inventory in question at December 31, 1997. Because the inventory was in the process of being organized for shipment to Canada, no additional purchases or sales occurred between the December 30, 1996 purchase date and the date of observation by the certified public accountant. In addition, the inventory was held in a warehouse with restricted access. The Company reviewed the letter from the certified public accountant and believed, and now believes, the observations and procedures applied were sufficient to document the existence of the inventory at December 31, 1997 and, since no purchases or sales of this inventory occurred between the original purchase date, on or around December 30, 1996, and the December 31, 1997 observation by the certified public accountant, also applied to the inventory in existence at April 30, 1997. In addition, the Company believes that the certified public accountant's observations regarding the condition of the inventory support the valuation reported in the April 30, 1997 (and December 31, 1997) Financial Statements.

     2. The Company requested that the outside sales representatives physically holding part of the inventory purchased on or about December 30, 1996 which had been shipped from Amsterdam, Holland during the period December 30, 1996 through December 31, 1997, provide a listing of the inventory on hand on December 31, 1997. The Company authorized the sales representatives to respond directly to the successor certifying accountants and provide the Company with a copy of the response. Because the inventory was in the process of being shipped or catalogued by the sales representatives prior to being sold at all times during 1997, no additional purchases or sales occurred through December 31, 1997. The Company reviewed the correspondence from the sales representatives and its own records supporting the inventory and found no significant discrepancies. The Company believes the confirmation obtained directly from the outside third party sales representatives, which supports the inventory recorded in its books and records, is sufficient to document the existence of that inventory at December 31, 1997 and, because no purchases or sales of this inventory occurred between the original purchase on December 30, 1996 and the date of confirmation by the sales representatives (December 31, 1997) also its existence at April 30, 1997.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits:

     (b)(10) Letter regarding Change in Certifying Accountant dated May 7, 1998 (received by Registrant May 12,
               1998)*

* Incorporated by reference to the Form 8-K dated April 9, 1998 previously filed.

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                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JETBORNE INTERNATIONAL, INC.

Dated: August 4, 1998

                                        BY:/s/Ephriam Brodatch
                                           Ephriam Brodatch, President



                                        BY:/s/Eles Dobronsky
                                           Eles Dobronsky, Chairman